Managed Municipals
                                 Portfolio Inc.


                               Semi-Annual Report

                                November 30, 1999




                                   [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.

                                November 30, 1999

Dear Shareholder:


We are pleased to provide the semi-annual report for the Managed Municipals Portfolio Inc. ("Fund") for the period ended November 30, 1999. During the six months covered by this report, the Fund distributed income dividends totaling $0.30 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's November 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

       Price                      Annualized            Six-Month
     Per Share                Distribution Rate2       Total Return
   -------------              ------------------       ------------
   $11.06 (NAV)                      5.42%               (4.75)%
   $9.063 (NYSE)                     6.62%               (9.99)%

Special Shareholder Notice

In an effort to reduce the Fund's discount to NAV, the Board of Directors authorized a stock repurchase program. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable.

As of November 30, 1999, the Fund repurchased 648,700 shares in the open market with an average buyback price of $9.70.



-------------
1 The NAV is calculated by taking the closing value of all securities held by the Fund, plus all other assets less total liabilities and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 The distribution rate assumes a current monthly income dividend rate of $0.05 per share for twelve months.



                                       1

The Board of Directors believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. There can be no assurance that the Board of Directors will continue this program.

Municipal Bond Market Update and Outlook

The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95%-100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.

In our judgement, a number of factors bode well for the municipal market. Yields are at their highest levels since early 1999, new issue supply is likely to be modest in the period ahead and recent narrowing of spreads in the taxable market has made alternatives less attractive. We remain optimistic about the prospects for the municipal market as a whole.

The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

Investment Strategy

The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.3

Our investment strategy for the Fund has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields.



-------------
3 Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").

                                       2

During the past year and at year end, the Fund had focused on hospital bonds (17.1%), transportation bonds (15.3%) and general obligations bonds (13.3%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately 17.6 years. In addition, as of November 30, 1999, 88.3% of the Portfolio's holdings were rated investment grade4 by either Standard & Poor's Ratings Service or Moody's Investors Service Inc., with 51.8% of the Fund invested in AAA bonds, the highest rating.

The slope of the municipal yield curve has remained extremely steep, reflecting individual investors' aversion to market risk. In our opinion, the "extra" slope resulting from risk aversion makes longer municipals a particularly attractive fixed income alternative.

Our strategy going forward is three-fold:

   . We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries.

   .  We are focusing on investing in very high grade issues.

   . We are investing in discount paper for the first time since the fall of 1998, as this is where we believe we can obtain the best value.

Our goal in the Fund is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates.






-------------
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality.

                                       3

In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,



/s/ Heath B. McLendon


Heath B. McLendon
Chairman


/s/ Joseph P. Deane


Joseph P. Deane
Vice President and
Investment Officer


December 13, 1999

                                       4

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in this report beginning on page 28. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                                       5

                             Schedule of Investments
                          November 30, 1999 (unaudited)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%

Alaska -- 0.3%
$ 1,000,000    AA+    Valdez Alaska Marine Term Revenue Refunding,
                       BP Pipelines Inc. Project, Series A,
                       5.850% due 8/1/25                            $    956,250
--------------------------------------------------------------------------------
Arizona -- 1.0%
  4,000,000    AAA    Mesa Arizona IDA, Discovery Health Systems,
                       Series A, MBIA-Insured, 5.625% due 1/1/29       3,805,000
--------------------------------------------------------------------------------
California -- 9.8%
  4,540,000    Baa3*  California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23          4,165,450
  4,000,000    A2*    California Health Facilities Authority Revenue,
                       (Cedars-Sinai Medical Center), Series A,
                       6.250% due 12/1/34                              3,940,000
  1,000,000    AAA    California State Public Works Board, Lease
                       Revenue, Department of Corrections,
                       California Prison, AMBAC-Insured,
                       5.250% due 1/1/21                                 927,500
  2,000,000    AAA    California Statewide Communities Development
                       Authority, 5.500% due 8/15/31                   1,870,000
  1,000,000    AAA    Campbell, CA Unified School District, GO,
                       FGIC-Insured, 5.000% due 8/1/17                   922,500
  3,300,000    A-     Los Angeles, CA Regional Airport Improvement
                       Corp., Los Angeles International Airport
                       Lease Revenue, 6.500% due 1/1/32(b)             3,324,750
                      Los Angeles County, CA Metropolitan,
                       Transportation Authority, Sales Tax Revenue,
                       MBIA-Insured:
  7,700,000    AAA      5.250% due 7/1/17                              7,363,125
  3,000,000    AAA      5.250% due 7/1/18                              2,838,750
  2,000,000    AA     Metropolitan Water District, Southern California
                       Waterworks, Series A, 5.000% due 7/1/17         1,845,000
  3,140,000    AAA    Rancho Mirage, CA Redevelopment Agency,
                       Tax Allocation Refunding, (1984 Project),
                       Series A, MBIA-Insured, 5.000% due 4/1/24       2,751,425
  4,250,000    AAA    Riverside County, CA COP, (1997 Lease
                       Refunding Project), MBIA-Insured,
                       5.125% due 11/1/17                              3,984,375

                      See Notes to Financial Statements.

                                       6

                             Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
California -- 9.8% (continued)
$ 2,750,000    AAA    Sacramento County, CA COP, (Public
                       Facilities Project), MBIA-Insured,
                       5.375% due 2/1/19                             $ 2,626,250
--------------------------------------------------------------------------------
                                                                      36,559,125
--------------------------------------------------------------------------------
Colorado -- 12.6%
  3,000,000    AAA*   Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway Authority
                       Revenue, (Pre-Refunded -- Escrowed
                       with U.S. government securities to 8/31/05
                       Call @ 103), 7.000% due 8/31/26                 3,408,750
                      Colorado Health Facilities Authority Revenue:
  1,000,000    AA-     Catholic Health Initiatives, Series A,
                        5.000% due 12/1/28                               813,750
  3,000,000    A       Series B, Remarketed 7/8/98,
                        5.350% due 8/1/15                              2,793,750
  2,500,000    AAA     Sisters of Charity Leavenworth,
                        MBIA-Insured, 5.125% due 12/1/18               2,250,000
  2,000,000    BBB+   Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22(b)                  2,095,000
 60,000,000    Aaa*   Dawson Ridge, CO Metropolitan District
                       No. 1, Series B, (Escrowed to maturity with
                       REFCO Strips), zero coupon due 10/1/22         12,750,000
                      Denver, CO City & County Airport Revenue,
                       Series C:
  8,160,000    BBB+     Escrowed to maturity with U.S. government
                         securities, 6.125% due 11/15/25(b)(c)         8,680,200
    845,000    AAA      Pre-Refunded -- Escrowed with U.S.
                         government securities to 11/15/02
                         Call @ 102, 6.750% due 11/15/22(b)              910,487
  3,155,000    BBB+     6.750% due 11/15/22(b)                         3,261,481
 10,165,000    BBB+     6.125% due 11/15/25(b)                        10,063,350
--------------------------------------------------------------------------------
                                                                      47,026,768
--------------------------------------------------------------------------------
Connecticut -- 0.3%
  1,000,000    AAA    Connecticut State Health & Education
                       Child Care Facilities Project, Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                  958,750
--------------------------------------------------------------------------------
Florida -- 3.5%
  5,000,000    BBB-   Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25(b)                          5,168,750

                      See Notes to Financial Statements.

                                       7

                             Schedule of Investments
                          November 30, 1999 (unaudited)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
Florida -- 3.5% (continued)
$ 3,500,000    AAA    Orange County, FL Tourist Development
                       Tax Revenue, Series A, AMBAC-Insured,
                       4.750% due 10/1/24                            $ 2,944,375
                      Tampa, FL Revenue, (Florida
                       Aquarium Inc. Project):
  2,650,000    NR       7.550% due 5/1/12(c)                           2,881,875
  2,000,000    NR       Pre-Refunded -- Escrowed with
                         U.S. government securities to 5/1/02
                         Call @ 102, 7.750% due 5/1/27(c)              2,185,000
--------------------------------------------------------------------------------
                                                                      13,180,000
--------------------------------------------------------------------------------
Georgia -- 0.5%
  2,000,000    A3*    Private Colleges & Universities Authority
                       Revenue, (Mercer University Project),
                       Series A, 5.250% due 10/1/25                    1,782,500
--------------------------------------------------------------------------------
Hawaii -- 1.3%
  2,000,000    A      Hawaii State Department of Budget & Finance,
                       Special Purpose Revenue, Kaiser Permanente,
                       Series A, 5.100% due 3/1/14                     1,815,000
  3,510,000    AAA    Hawaii State GO, Series CP, FGIC-Insured,
                       5.000% due 10/1/15                              3,229,200
--------------------------------------------------------------------------------
                                                                       5,044,200
--------------------------------------------------------------------------------
Illinois -- 3.5%
                      Illinois Health Facilities Authority Revenue:
  2,000,000    Aaa*    Memorial Health Systems, MBIA-Insured,
                        5.250% due 10/1/18                             1,847,500
  8,000,000    A       OSF Healthcare Systems,
                        6.250% due 11/15/29                            7,720,000
  4,000,000    AAA    Illinois State GO, FGIC-Insured,
                       5.250% due 12/1/20                              3,655,000
--------------------------------------------------------------------------------
                                                                      13,222,500
--------------------------------------------------------------------------------
Indiana -- 1.4%
  5,000,000    A1*    Indiana Port Commission Revenue Refunding,
                       (Cargill Inc. Project), 6.875% due 5/1/12       5,312,500
--------------------------------------------------------------------------------
Kansas -- 0.1%
    500,000    A+     Kansas Development Financing Authority,
                       Health Facilities Revenue, Children's Mercy
                       Hospital, Series N, 5.250% due 5/15/18            453,125
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                       8

                             Schedule of Investments
                          November 30, 1999 (unaudited)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
Louisiana -- 2.5%
$ 4,000,000    AAA    Louisiana Local Government Environment
                       Facilities, Community Development
                       Authority Revenue, Capital Projects &
                       Equipment Acquisition, AMBAC-Insured,
                       4.500% due 12/1/18                            $ 3,315,000
  5,500,000    Aa3*   Saint Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/12      5,857,500
--------------------------------------------------------------------------------
                                                                       9,172,500
--------------------------------------------------------------------------------
Maryland -- 1.4%
 10,000,000    NR     Maryland State Energy Financing Administration,
                       Solid Waste Disposal Revenue,
                       (Hagerstown Recycling Project),
                       9.000% due 10/15/16(b)(d)                       2,200,000
  3,500,000    A      Maryland State Health & Higher Educational
                       Facilities Authority Revenue, Loyola College
                       Issue, 5.000% due 10/1/39                       2,891,875
--------------------------------------------------------------------------------
                                                                       5,091,875
--------------------------------------------------------------------------------
Massachusetts -- 3.8%
  2,000,000    Aaa*   Massachusetts State College Building Authority
                       Revenue, Series 1, MBIA-Insured
                       5.375% due 5/1/39                               1,802,500
  1,000,000    AAA    Massachusetts State Health & Educational
                       Facilities Authority Revenue, (Northeastern
                       University Project), Series I, MBIA-Insured,
                       5.000% due 10/1/29                                855,000
  2,000,000    AAA    Massachusetts State HFA, Housing Development,
                       Series B, MBIA-Insured, 5.300% due 12/1/17      1,892,500
  5,000,000    AAA    Massachusetts State Turnpike Authority,
                       Metropolitan Highway System Revenue,
                       Subseries A, AMBAC-Insured,
                       4.750% due 1/1/34                               4,025,000
  1,000,000    Aaa*   Massachusetts State Water Pollution Abatement,
                       New Bedford Project, Series A, FGIC-Insured,
                       4.750% due 2/1/26                                 825,000
                      Massachusetts State Water Resource Authority:
  1,380,000    AAA     Series A, FSA-Insured, 4.750% due 8/1/27        1,135,050
  3,000,000    AAA     Series B, MBIA-Insured, 5.000% due 12/1/25      2,598,750
  1,025,000    AAA     Series C, MBIA-Insured, 5.250% due 12/1/20        943,000
--------------------------------------------------------------------------------
                                                                      14,076,800
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                       9

                             Schedule of Investments
                          November 30, 1999 (unaudited)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
Michigan -- 6.5%
$ 8,000,000    NR     Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue,
                       Central Wayne Energy Recovery L.P.,
                       Series A, 7.000% due 7/1/27(b)                $ 7,440,000
 16,375,000    NR     Midland County, MI Economic Development
                       Corp., PCR, Limited Obligation, Series B,
                       9.500% due 7/23/09(b)                          17,032,456
--------------------------------------------------------------------------------
                                                                      24,472,456
--------------------------------------------------------------------------------
Minnesota -- 1.4%
  2,500,000    A1*    Duluth, MN Seaway Port Authority, IDA,
                       Dock & Wharf Revenue, (Cargill Inc.
                       Project), 6.800% due 5/1/12                     2,646,875
  1,000,000    AAA    Minneapolis & St. Paul, MN Community
                       Airport Revenue, Series A, FGIC-Insured,
                       5.125% due 1/1/25                                 893,750
    525,000    A2*    Minnesota State Higher Education Facilities
                       Authority Revenue, University St. Thomas
                       Education, Series 3, 5.375% due 4/1/18            494,812
  1,225,000    AA+    Minnesota State Housing Financing Agency,
                       Single-Family Mortgage, Series I,
                       5.500% due 1/1/17                               1,174,469
--------------------------------------------------------------------------------
                                                                       5,209,906
--------------------------------------------------------------------------------
Missouri -- 0.2%
  1,000,000    AAA    Fenton, MO COP, (Capital Improvement
                       Projects), MBIA-Insured, 5.125% due 9/1/17        921,250
--------------------------------------------------------------------------------
Montana -- 2.1%
  8,000,000    NR     Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy L.P.
                       Project), 7.000% due 12/31/19(b)                7,720,000
--------------------------------------------------------------------------------
Nevada -- 0.8%
  3,000,000    AAA    Las Vegas New Convention & Visitors
                       Authority Revenue, AMBAC-Insured,
                       6.000% due 7/1/19                               3,003,750
--------------------------------------------------------------------------------
New Jersey -- 1.5%
  5,200,000    A+     Hudson County, NJ Improvement Authority,
                       6.625% due 8/1/25                               5,440,500
--------------------------------------------------------------------------------
New Mexico -- 0.5%
  2,000,000    AAA    New Mexico Mortgage Financing Authority,
                       Single Family Mortgages, Series D-3,
                       5.625% due 9/1/28                               1,902,500
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                       10

                             Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
New York -- 6.1%
$ 2,600,000    A-     Long Island Power Authority, Electric System
                       Revenue, Series A, 5.500% due 12/1/29         $ 2,385,500
  3,000,000    AAA    Metropolitan Transit Authority,
                       NY Transportation Facilities Revenue,
                       Series B, FGIC-Insured, 4.750% due 7/1/26       2,482,500
  3,000,000    AAA    Nassau Health Care Corporation, NY Health
                       Systems Revenue, Nassau County Guaranteed,
                       FSA-Insured, 5.750% due 8/1/29                  2,898,750
                      New York City, NY Transitional Finance
                       Authority Revenue, Future Tax Secured:
  1,000,000    AA       Series B, 4.750% due 11/1/17                     868,750
  2,000,000    AAA      Series C, FGIC-Insured, 5.000% due 5/1/17      1,830,000
                      New York State Dormitory Authority Revenue:
  1,000,000    AAA     City University System, Series A,
                        FGIC-Insured, 5.000% due 7/1/16                  922,500
  1,500,000    AAA     Montefiore Medical Center,
                        AMBAC-Insured, 5.250% due 2/1/15               1,436,250
  1,000,000    AAA    New York State Medicare Mental Health
                       Services, FGIC-Insured, 5.250% due 2/15/19        927,500
  5,000,000    AAA    New York State Thruway Authority, Highway
                       & Bridge Fund, Series B, FGIC-Insured,
                       5.000% due 4/1/17                               4,575,000
  5,000,000    Aa3*   Triborough Bridge & Tunnel Authority of NY,
                       General Purpose, Series A, 5.000% due 1/1/24    4,318,750
--------------------------------------------------------------------------------
                                                                      22,645,500
--------------------------------------------------------------------------------
Ohio -- 6.6%
  2,000,000    AAA    Akron, OH Economic Development,
                       MBIA-Insured, 5.000% due 12/1/18                1,797,500
  1,000,000    AAA    Cleveland-Cuyahoga County, OH Port
                       Authority Revenue, Rock & Roll Hall of
                       Fame, AMBAC-Insured,
                       5.400% due 12/1/15                                983,750
                      Cuyahoga County, OH Hospital
                       Revenue Refunding:
  5,750,000    AAA       Metrohealth System, Series A,
                          MBIA-Insured, 5.125% due 2/15/14             5,455,313
  2,000,000    AAA       University Hospitals Health System Inc.,
                          AMBAC-Insured, 5.500% due 1/15/30            1,865,000
  1,000,000    AAA    Lorain County, OH Health Facilities Revenue,
                       Catholic Healthcare Partners, Series A,
                       5.500% due 9/1/19                                 937,500

                      See Notes to Financial Statements.

                                       11

                             Schedule of Investments
                          November 30, 1999 (unaudited)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
Ohio -- 6.6% (continued)
$ 4,000,000    AAA    Lucas County, OH Hospital Revenue,
                       Promedia Healthcare Obligation Group,
                       AMBAC-Insured, 5.375% due 11/15/29            $ 3,670,000
  2,000,000    AAA    Ohio State Higher Educational Facility
                       Commission Revenue, University of Dayton,
                       AMBAC-Insured, 5.350% due 12/1/17               1,947,500
  1,645,000    AAA    Ohio State Water Development Authority
                       Revenue, Fresh Water Series A, FSA-Insured,
                       5.000% due 6/1/16                               1,515,456
  5,320,000    AAA    Portage County, OH GO, MBIA-Insured,
                       5.250% due 12/1/17                              5,007,450
  1,500,000    AAA    University Akron, OH General Receipts,
                       FGIC-Insured 5.500% due 1/1/17                  1,455,000
                                                                      24,634,469
Pennsylvania -- 1.5%
  3,500,000    AAA    Montgomery County, PA Higher Education &
                       Health Authority Revenue, Holy Redeemer
                       Health, Series A, AMBAC-Insured,
                       5.250% due 10/1/17                              3,276,875
  2,500,000    AA     Saint Mary Hospital Authority, Bucks County
                       Catholic Health Initiatives, Series A,
                       5.000% due 12/1/18                              2,171,875
                                                                       5,448,750
South Carolina -- 3.1%
  4,000,000    AAA    Lexington County, SC Health Services
                       District Inc., Hospital Revenue Refunding
                       & Improvement, FSA-Insured,
                       5.250% due 11/1/17                              3,750,000
  2,000,000    A3*    Myrtle Beach, SC COP, Myrtle Beach
                       Convention Center, (Pre-Refunded --
                       Escrowed with U.S. government securities to
                       7/1/02 Call @ 102), 6.875% due 7/1/07(c)        2,152,500
  1,140,000    AAA    Piedmont, SC Municipal Power Agency,
                       Electric Revenue Refunding, Series A,
                       MBIA-Insured, 4.875% due 1/1/16                 1,014,600
  5,000,000    Aaa*   South Carolina Transportation Infrastructure
                       Bank Revenue, Series A, AMBAC-Insured,
                       5.250% due 10/1/21                              4,606,250
                                                                      11,523,350
                      See Notes to Financial Statements.

                                       12

                             Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

    Face
   Amount   Ratings(a)                   Security                        Value
--------------------------------------------------------------------------------
Tennessee -- 1.3%
$ 1,150,000    NR     Hardeman County, TN Correctional Facilities
                       Corp., 7.750% due 8/1/17                       $1,219,000
  4,100,000    AA+    Shelby County, TN GO, Refunding, Series A,
                       5.000% due 3/1/20                               3,654,125
--------------------------------------------------------------------------------
                                                                       4,873,125
--------------------------------------------------------------------------------
Texas -- 16.5%
    500,000    Aaa*   Arlington, TX ISD, GO, PSFG,
                       5.000% due 2/15/24                                433,750
  2,000,000    AAA    Austin, TX ISD, GO, PSFG, 5.125% due 8/1/16      1,862,500
  3,990,000    Aaa*   Azle, TX ISD, GO, PSFG, Series C,
                       5.000% due 2/15/22                              3,491,250
  2,000,000    AAA    Bexar County, TX Health Facilities
                       Development Corp. Revenue, Baptist
                       Health Systems, Series A, MBIA-Insured,
                       5.250% due 11/15/27                             1,767,500
                      Brazos River Authority:
  7,500,000    AAA     Houston Industrial Income Project, Series A,
                        5.125% due 5/1/19                              6,693,750
  4,000,000    Baa1*   PCR, Utility Electric Co., Series C,
                        5.550% due 6/1/30(b)                           3,455,000
  2,000,000    AAA    Brownsville, TX Utility Systems Revenue,
                       AMBAC-Insured, 5.250% due 9/1/20                1,812,500
                      Burleson, TX ISD, GO, PSFG:
  1,160,000    Aaa*    6.750% due 8/1/24                               1,239,750
  2,840,000    NR      Pre-Refunded -- Escrowed with
                        U.S. government securities to 8/1/06,
                        Call @ 100, 6.750% due 8/1/24(c)               3,148,850
  2,960,000    AA-    Fort Worth, TX Higher Education Financing
                       Corp. Revenue, Texas Christian University
                       Project, 5.000% due 3/15/14                     2,771,300
  4,000,000    Baa1*  Fort Worth, TX International Airport Facility
                       Improvement Corp. Revenue, American
                       Airlines Inc. Project, 6.375% due 5/1/35        3,865,000
  2,480,000    Aaa*   Frisco, TX ISD, 5.375% due 8/15/18               2,362,200
                      Harris County, TX GO, Toll Road:
  3,900,000    AAA     Sr. Lien, FGIC-Insured, 5.375% due 8/15/20      3,661,125
  3,000,000    AA      Sub. Lien, 5.125% due 8/15/16                   2,797,500
                      Harris County, TX Health Facilities,
                       Development Corp., Hospital Revenue:
  1,000,000    AA       School Health Care Systems, Series B,
                         5.750% due 7/1/27                               976,250

                      See Notes to Financial Statements.

                                       13

                            Schedule of Investments
                    November 30, 1999 (unaudited) (continued)

     Face
    Amount     Ratings(a)                   Security                                           Value
=========================================================================================================
Texas -- 16.5% (continued)
$   3,000,000  AA           Texas Children's Hospital Project, Series A,
                              5.250% due 10/1/19                                            $ 2,685,000
    1,000,000  AAA     Houston, TX ISD, GO, Series A, PSFG,4.750% due 2/15/22                   837,500
    4,135,000  AAA     Lower Colorado River Authority, Texas Revenue,
                         Series A, 5.500% due 5/15/21                                         3,907,575
    2,670,000  AAA     Manor, TX ISD, GO, Refunding, PSFG, 5.000% due 8/1/17                  2,429,700
    2,000,000  AAA     Nueces River Authority, Texas Water Supply
                         Facilities, FSA-Insured, 5.500% due 3/1/27                           1,870,000
                       Texas Water Development Board Revenue,
                         State Revolving Fund, Sr. Lien, Series B:
    5,000,000  AAA          5.000% due 7/15/16                                                4,550,000
    6,000,000  AAA          5.000% due 7/15/19                                                5,325,000
---------------------------------------------------------------------------------------------------------
                                                                                             61,943,000
---------------------------------------------------------------------------------------------------------
Utah -- 0.9%
    4,000,000  A+      Intermountain Power Agency, Utah Power
                         Supply Revenue Refunding, Series D,
                         5.000% due 7/1/21                                                    3,520,000
---------------------------------------------------------------------------------------------------------
Virgin Islands -- 0.2%
    1,000,000  BBB-    Virgin Islands, PFA Revenue, Sr. Lien, Series A,
                         5.500% due 10/1/22                                                     882,500
---------------------------------------------------------------------------------------------------------
Virginia -- 2.2%
    4,700,000  A2*     Harrisonburg, VA Redevelopment & Housing
                         Authority, (Jail & Courthouse Project),
                         Public Facilities Lease Revenue,
                         6.500% due 9/1/14                                                    4,864,500
                       Virginia State HDA, Multi-Family Housing:
    1,655,000  AA+       Series D, 6.250% due 1/1/15                                          1,679,825
    1,235,000  AAA       Series H, AMBAC-Insured,
                           6.300% due 11/1/15                                                 1,273,594
      600,000  AA+       Series K, 5.800% due 11/1/10                                           616,500
---------------------------------------------------------------------------------------------------------
                                                                                              8,434,419
---------------------------------------------------------------------------------------------------------
Washington -- 4.4%
                       Chelan County, WA GO, Public Utilities,
                         District No. 1, Columbus River Rock,
                         MBIA-Insured:
                           Series A:
   20,685,000  AAA            Zero coupon due 6/1/21                                          5,688,375
   22,685,000  AAA            Zero coupon due 6/1/22                                          5,869,744

                       See Notes to Financial Statements.

                                       14

                            Schedule of Investments
                    November 30, 1999 (unaudited) (continued)

     Face
    Amount     Ratings(a)                   Security                                           Value
=========================================================================================================
Washington -- 4.4% (continued)
$   4,750,000  AA           Series B, Remarketed 7/1/92, Mandatory
                              put 7/1/19, 6.750% due 7/1/62(b)                            $  4,833,125
---------------------------------------------------------------------------------------------------------
                                                                                            16,391,244
---------------------------------------------------------------------------------------------------------
Wisconsin -- 2.2%
    4,070,000  AA      Wisconsin State GO, Series B,
                         6.600% due 1/1/22(b)                                                4,166,662
                       Wisconsin State Health & Educational
                         Facilities Authority Revenue, MBIA-Insured:
    3,000,000  AAA         Aurora Health Care Inc.,
                             5.250% due 8/15/17                                              2,782,500
    1,100,000  A           Kenosha Hospital & Medical Center Project,
                             5.700% due 5/15/20                                              1,007,875
      250,000  AAA         The Medical College of Wisconsin Inc.
                             Project, MBIA-Insured,
                             5.400% due 12/1/16                                                239,688
---------------------------------------------------------------------------------------------------------
                                                                                             8,196,725
---------------------------------------------------------------------------------------------------------

                       TOTAL INVESTMENTS -- 100%
                       (COST -- $388,908,998**)                                           $373,805,337
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 17 and 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                       15

                   Summary of Investments by Combined Ratings
                          November 30, 1999 (unaudited)

                                                                Percentage of
 Moody's            and/or         Standard & Poor's          Total Investments

   Aaa                                     AAA                      51.8%
   Aa                                      AA                       11.3
    A                                       A                       14.1
   Baa                                     BBB                      11.1
   NR                                      NR                       11.7
                                                                   -----
                                                                   100.0%
                                                                   =====

                                       16

                                  Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A   --    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --    Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  --    Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                       17

                          Short-Term Security Ratings
                                  (unaudited)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                              Security Descriptions
                                   (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CDA     -- Community Development Administration
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HDA     -- Housing Development Authority
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
SYCC    -- Structured Yield Curve Certificate
VAN     -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

                                       18

                      Statement of Assets and Liabilities
                                  (unaudited)

                                                                         November 30, 1999
============================================================================================
ASSETS:
   Investments, at value (Cost -- $388,908,998)                            $ 373,805,337
   Interest receivable                                                         6,238,946
-------------------------------------------------------------------------------------------
   Total Assets                                                              380,044,283
-------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                            3,003,670
   Payable to bank                                                               575,616
   Dividends payable                                                             459,999
   Investment advisory fees payable                                              317,038
   Accrued expenses                                                              116,435
-------------------------------------------------------------------------------------------
   Total Liabilities                                                           4,472,758
-------------------------------------------------------------------------------------------
Total Net Assets                                                           $ 375,571,525
===========================================================================================

NET ASSETS:
   Par value of capital shares                                             $      33,958
   Capital paid in excess of par value                                       413,577,567
   Treasury stock, at cost (Note 6)                                           (6,307,866)
   Overdistributed net investment income                                         (21,750)
   Accumulated net realized loss from security transactions                  (16,606,723)
   Net unrealized depreciation of investments                                (15,103,661)
-------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   (Equivalent to $11.06 per share on 33,958,244 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)                   $ 375,571,525
===========================================================================================

                      See Notes to Financial Statements.

                                       19

                            Statement of Operations
                                  (unaudited)

                                                                   Six Months
                                                                      Ended
                                                                    11/30/99
================================================================================
INVESTMENT INCOME:
   Interest                                                      $  11,638,886
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                 1,396,478
   Administration fees (Note 3)                                        398,994
   Shareholder communications                                          129,804
   Audit and legal                                                      35,825
   Registration fees                                                    28,394
   Shareholder and system servicing fees                                11,828
   Directors' fees                                                      11,815
   Pricing services fees                                                10,762
   Custody                                                               9,758
   Other                                                                14,202
--------------------------------------------------------------------------------
   Total Expenses                                                    2,047,860
--------------------------------------------------------------------------------
Net Investment Income                                                9,591,026
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           104,648,199
     Cost of securities sold                                       113,117,523
--------------------------------------------------------------------------------
   Net Realized Loss                                                (8,469,324)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of period                                             8,230,011
     End of period                                                 (15,103,661)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                         (23,333,672)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (31,802,996)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $ (22,211,970)
================================================================================

                       See Notes to Financial Statements.

                                       20

                      Statements of Changes in Net Assets

                                                     Six Months                  Year
                                                    Ended 11/30/99              Ended
                                                     (unaudited)               5/31/99
============================================================================================
OPERATIONS:
   Net investment income                            $   9,591,026           $  20,136,169
   Net realized loss                                   (8,469,324)             (4,886,706)
   Increase in net unrealized depreciation            (23,333,672)             (6,285,612)
--------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                  (22,211,970)              8,963,851
--------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                              (10,321,963)            (18,626,947)
   Net realized gains                                          --              (4,075,207)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (10,321,963)            (22,702,154)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Treasury stock acquired                             (6,307,866)                     --
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                           (6,307,866)                     --
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                (38,841,799)            (13,738,303)
NET ASSETS:
   Beginning of period                                414,413,324             428,151,627
--------------------------------------------------------------------------------------------
   End of period*                                   $ 375,571,525           $ 414,413,324
============================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                       $     (21,750)          $     709,187
============================================================================================

                       See Notes to Financial Statements.

                                       21

                         Notes to Financial Statements
                                  (unaudited)

     1. Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                                       22

                         Notes to Financial Statements
                             (unaudited) (continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the six months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 81,265,718
--------------------------------------------------------------------------------
Sales                                                               104,648,199
================================================================================

     At November 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  6,462,462
Gross unrealized depreciation                                       (21,566,123)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(15,103,661)
================================================================================

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market"

                                       23

                         Notes to Financial Statements
                             (unaudited) (continued)

on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 1999, the Fund had no open futures contracts.

     6. Capital Shares

     At November 30, 1999, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. As of November 30, 1999, repurchased shares totaled 648,700.

     7. Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At November 30, 1999, the Fund did not hold any when-issued securities.

     8. Capital Loss Carryforward

     At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,565,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                                       24

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                              1999(1)          1999          1998          1997          1996          1995
===============================================================================================================================
Net Asset Value,
   Beginning of Period                        $11.97          $12.37        $11.90        $12.11        $12.55        $12.26
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                     0.28            0.58          0.54          0.67          0.67          0.72
   Net realized and
     unrealized gain (loss)                    (0.89)          (0.32)         0.83          0.08         (0.35)         0.49
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                             (0.61)           0.26          1.37          0.75          0.32          1.21
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.30)          (0.54)        (0.61)        (0.66)        (0.75)        (0.67)
   Net realized gains                             --           (0.12)        (0.29)        (0.30)        (0.01)        (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.30)          (0.66)        (0.90)        (0.96)        (0.76)        (0.92)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                              $11.06          $11.97        $12.37        $11.90        $12.11        $12.55
-------------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
   Market Value(3)                             (9.99)%++        0.11%         2.08%         7.89%         8.26%         8.40%
-------------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
   Net Asset Value(3)                          (4.75)%++        2.66%        12.14%         6.59%         2.79%        10.96%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)                     $376            $414          $428          $411          $418          $433
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
   Expenses(2)                                  1.05%+          0.94%         0.99%         1.00%         1.00%         1.02%
   Net investment income                        4.90+           4.72          4.35          5.56          5.35          5.97
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           21%             23%           87%          113%           45%           93%
-------------------------------------------------------------------------------------------------------------------------------
Market Value,
   End of Period                              $9.063         $10.375       $11.000       $11.625       $11.690       $11.500
===============================================================================================================================

(1)  For the six months ended November 30, 1999 (unaudited).
(2) The investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decrease in net investment income would have been $0.01. In addition, the ratio of expenses to average net assets would have been 1.02%.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                       25

                         Quarterly Results of Operations
                                   (unaudited)

                                                                 Net Realized and           Net Increase
                                                                    Unrealized             (Decrease) in
                       Investment           Net Investment        Gain (Loss) on          Net Assets From
                         Income                 Income              Investments              Operations
                  -------------------------------------------------------------------------------------------
                                Per                    Per                     Per                      Per
Quarter Ended      Total       Share      Total       Share     Total         Share      Total         Share
=============================================================================================================
August 31,
   1997         $5,809,421     $0.17   $4,751,757     $0.14  $11,642,588      $0.34   $16,394,345      $0.48
November 30,
   1997          5,571,655      0.16    4,540,883      0.13    9,907,664       0.29    14,448,547       0.42
February 28,
   1998          5,677,656      0.16    4,609,822      0.13    7,399,266       0.21    12,009,088       0.34
May 31,
   1998          5,679,780      0.16    4,606,509      0.13       (7,936)     (0.00)    4,598,573       0.13
August 31,
   1998          6,731,153      0.19    5,618,898      0.16    2,807,927       0.09     8,426,825       0.25
November 30,
   1998          5,825,421      0.17    4,996,967      0.15     (967,184)     (0.04)    4,029,783       0.11
February 28,
   1999          5,747,605      0.17    4,793,284      0.14   (3,630,173)     (0.10)    1,163,111       0.04
May 31,
   1999          5,833,696      0.17    4,727,020      0.13   (9,382,888)     (0.27)   (4,655,868)     (0.14)
August 31,
   1999          5,956,315      0.17    4,886,948      0.14  (21,881,042)     (0.62)  (16,994,094)     (0.48)
November 30,
   1999          5,682,571      0.17    4,704,078      0.14   (9,921,954)     (0.27)   (5,217,876)     (0.13)
=============================================================================================================

                                       26

                                 Financial Data
                                  (unaudited)

 For a share of capital stock outstanding throughout each period:

                                  NYSE         Net                    Dividend
    Record        Payable       Closing       Asset      Dividend   Reinvestment
     Date          Date          Price+      Value+        Paid        Price
================================================================================
    6/24/97       6/27/97       $11.750      $12.06       $0.060      $11.98
    7/22/97       7/25/97        12.000       12.43        0.060       12.08
    8/26/97       8/29/97        11.750       12.17        0.060       11.83
    9/23/97       9/26/97        11.750       12.30        0.056       11.91
   10/28/97      10/31/97        11.375       12.33        0.056       11.60
   11/24/97      11/28/97        11.563       12.41        0.056       11.64
   12/22/97*     12/26/97        11.625       12.39        0.294       12.24
    1/27/98       1/30/98        11.938       12.41        0.056       12.04
    2/24/98       2/27/98        11.938       12.39        0.056       11.60
    3/24/98       3/27/98        11.125       12.36        0.050       11.34
    4/21/98       4/24/98        11.1875      12.23        0.050       11.10
    5/26/98       5/29/98        10.875       12.34        0.050       11.15
    6/23/98       6/26/98        11.000       12.32        0.050       11.10
    7/28/98       7/31/98        10.875       12.30        0.048       10.84
    8/25/98       8/28/98        10.875       12.41        0.048       11.05
    9/22/98       9/25/98        11.375       12.48        0.049       11.57
   10/27/98      10/30/98        11.4375      12.44        0.049       11.58
   11/23/98      11/27/98        11.750       12.42        0.049       11.59
   12/21/98*     12/24/98        11.313       12.32        0.118       11.27
    1/26/99       1/29/99        10.938       12.37        0.049       11.04
    2/23/99       2/26/99        10.875       12.31        0.049       10.89
    3/23/99       3/26/99        10.750       12.22        0.049       10.72
    4/27/99       4/30/99        10.500       12.18        0.049       10.46
    5/25/99       5/28/99        10.375       12.01        0.049       10.52
    6/22/99       6/25/99        10.563       11.67        0.050       10.61
    7/27/99       7/30/99        10.063       11.67        0.050       10.03
    8/24/99       8/27/99         9.813       11.29        0.050        9.95
    9/21/99       9/24/99         9.688       11.24        0.050        9.70
   10/26/99      10/29/99         9.625       10.85        0.050       10.85
   11/22/99      11/26/99         9.563       11.08        0.050        9.25
================================================================================

+  As of record date.
*  Capital gain distribution.

                                       27

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than

                                       28

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                           -------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                 Portfolio Inc.

Directors                                 Investment Adviser and Administrator
                                          SSB Citi Fund Management LLC
Allan J. Bloostein                        388 Greenwich Street
Martin Brody                              New York, New York 10013
Dwight B. Crane
Robert A. Frankel                         Transfer Agent
William R. Hutchinson                     PFPC Global Fund Services
Heath B. McLendon, Chairman               P.O. Box 8030
                                          Boston, Massachusetts 02266-8030
Charles F. Barber, Emeritus
                                          Custodian
Officers                                  PNC Bank, N.A.
Heath B. McLendon                         17th & Chestnut Streets
President and Chief Executive Officer     Philadelphia, Pennsylvania 19103

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

                      [This page intentionally left blank]

                      [This page intentionally left blank]

This report is only intended for shareholders of the Managed Municipals Portfolio Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. FD0837 1/00